Share based payment arrangements - Measurement inputs (Details) $ / shares in Units, € in Thousands	Apr. 12, 2018 USD ($) $ / shares	Apr. 12, 2018 EUR (€)	Apr. 07, 2017 USD ($) $ / shares	Apr. 07, 2017 EUR (€)
Share based payment arrangements
Share price at grant date	$ 16.15		$ 13.80
Exercise price	$ 16.15		$ 13.90
Expected volatility		58.40%		55.00%
Expected dividends | €		€ 0		€ 0
Risk-free interest rate		2.85%		2.49%
Fair value at grant date | $	$ 9.74		$ 8.00